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                                                                  Exhibit 10.13b


                           THIRD AMENDMENT AGREEMENT


     This Amendment Agreement is made and entered as of October 16, 1996, by and between AMERICAN SHARED RADIOSURGERY SERVICES, INC. ("ASRS"), and GKV INVESTMENTS, INC. ("GKV").

     WHEREAS, ASRS AND GKV are parties to that certain Operating Agreement for GK Financing, LLC dated as of October 17, 1995, as amended (the "Operating Agreement");

     WHEREAS, ASRS AND GKV desire to amend the Operating Agreement in certain respects;

     NOW THEREFORE, in consideration of the mutual covenants contained herein, ASRS and GKV agree as follows:

     1.   Defined Terms.

     All capitalized terms used herein which are defined in the Operating Agreement shall have the meaning set forth in the Operating Agreement.


     2.   Amendment.

     Paragraph 9.1 of the Operating Agreement is hereby amended by deleting subparagraph (vii) (which relates to a failure by the Company to enter into six
(6) alternative financing agreements during the two (2) year period commencing with the effective date of the Operating Agreement) therefrom in its entirety.


     3.   Full Force and Effect.

     Except as explicitly amended by this Third Amendment Agreement, the provisions of the Operating Agreement shall remain in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above-written.


                                        GKV INVESTMENTS, INC.



                                        By: /s/ Richard Grome
                                        Title: President


                                        AMERICAN SHARED RADIOSURGERY
                                        SERVICES, INC.


                                        By: /s/ Ernest A. Bates
                                        Title: President